UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2023 (December 9, 2022)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act. ☐

Explanatory Note

As previously disclosed on August 9, 2022, Shift Technologies, Inc., a Delaware corporation (the “Company,” “Shift,” “we” or “us”) , and Shift Remarketing Operations, Inc., a Delaware corporation and direct wholly owned subsidiary of Shift (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CarLotz, Inc., a Delaware corporation (“CarLotz”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub would be merged with and into CarLotz, with CarLotz continuing as the surviving corporation and as a direct wholly owned subsidiary of Shift (the “Merger”).

On December 9, 2022, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose, among other matters, that the Company had consummated the Merger. This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and should be read in conjunction with the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CarLotz and its subsidiaries as of and for the years ended December 31, 2021 and 2020, are attached as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of CarLotz and its subsidiaries as of and for the nine months ended September 30, 2022 and 2021, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and CarLotz as of and for the year ended December 31, 2021 and for the nine months ended September 30, 2022 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements of CarLotz and its subsidiaries as of and for the year ended December 31, 2021 and 2020.

99.2	Unaudited condensed consolidated financial statements of CarLotz and its subsidiaries as of and for the nine months ended September 30, 2022.

99.3	Unaudited pro forma condensed combined financial statements of the Company and CarLotz as of and for the year ended December 31, 2021 and for the nine months ended September 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: February 24, 2023	/s/ Jeff Clementz
	Name:	Jeff Clementz
	Title:	Chief Executive Officer

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